SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2004

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-32383               23-3070336
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)  (IRS Employer
      of Incorporation)                                    Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events and Required FD Disclosure.
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         On January 5, 2004, the United States District Court for the Central
District of California approved the settlement of the lawsuit brought against DIRECTV, Inc. by a class of National Rural Telecommunications Cooperative participants other than Pegasus Satellite Television after a finding that the settlement was fair under the legal standards applied to class action settlements. A copy of the final order is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (c) Exhibits.

               99.1 Order Granting Final Approval of Class Action Settlement Issued by the United States District Court for the Central District of California.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEGASUS COMMUNICATIONS CORPORATION


                                     By    /s/ Scott A. Blank
                                       -----------------------------------------
                                              Scott A. Blank,
                                              Senior Vice President


January 8, 2004

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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1 Order Granting Final Approval of Class Action Settlement Issued by the United States District Court for the Central District of California.


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